Monteagle Large Cap Growth Fund

                                   PROSPECTUS

                                September 1, 2003




                         209 10th Ave. South, Suite 332
                           Nashville, Tennessee 37203
                                 (877) 272-9746





























     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................2

HOW TO BUY SHARES..............................................................3

HOW TO REDEEM SHARES...........................................................5

DETERMINATION OF NET ASSET VALUE...............................................6

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................7

MANAGEMENT OF THE FUND.........................................................7

FINANCIAL HIGHLIGHTS..........................................................10

PRIVACY POLICY................................................................11

FOR MORE INFORMATION..................................................Back Cover

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Monteagle Large Cap Growth Fund is long term growth of capital.

PRINCIPAL STRATEGIES

     The Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of large capitalization U.S. companies that the Fund's adviser believes exhibit a history of increasing earnings. Large capitalization companies include those with market capitalizations above $5 billion. The adviser first analyzes various industrial sectors to select the industry groups in which the Fund will focus its investments. The adviser considers such factors as economic trends and earnings growth prospects when selecting the industries in which the Fund will focus. The adviser then ranks individual stocks in each industrial group based on certain factors, such as:

     o    Expected earnings growth;

     o    Analysts' earnings estimates for the next fiscal year;

     o    Return on equity;

     o    Stability of earnings growth in the past 5 years; and

     o Relative price-to-earnings multiple.

         The Fund may sell a stock if, in the adviser's opinion:

     o Stock appreciation has caused the stock to become too large a position in the portfolio;

     o    The fundamental price objective has been achieved;

     o The company has experienced a negative change in fundamentals (such as its earnings growth rate or competitive position in its industry group); or

     o Some or all of the factors used to rank the company have declined, combined with relative underperformance of the stock compared to the S&P 500 Stock Index or the company's industry group.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o MANAGEMENT RISK. The adviser has been managing the Fund for a limited time. In addition, the strategy used by the adviser may fail to produce the intended results.

     o COMPANY RISK. The Fund might decrease in value in response to the activities and financial prospects of an individual company in the Fund's portfolio.

     o MARKET RISK. The Fund might decrease in value in response to general market and economic conditions.

     o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices. With only 25-35 stocks in the Fund's portfolio, the Fund may be more volatile than a more diversified fund.

     o SECTOR RISK. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o The Fund is not a complete investment program.

     o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

     The Fund may be a suitable investment for:

     o Long term investors seeking a fund with a growth investment strategy

     o Investors willing to accept price fluctuations in their investment

     o Investors who can tolerate the greater risks associated with common stock investments

GENERAL

     The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives. The investment objective and strategies of the Fund may be changed without shareholder approval. The Fund's policy to invest at least 80% of its assets in common stocks of large capitalization of U.S. Companies will not be changed without 60 days prior notice to shareholders.

HOW THE FUND HAS PERFORMED

     The bar chart and performance table that would otherwise appear in this Prospectus has been omitted because the Fund's current adviser has been managing the Fund for less than a full calendar year.

                          FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ..........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Redemption Fee(1)..........................................................NONE
Exchange Fee...............................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees(2)........................................................1.35%
Distribution (12b-1) Fees..................................................NONE
Other Expenses ...........................................................0.02%
Total Annual Fund Operating Expenses .....................................1.37%
(1)A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
(2) Restated to reflect current fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year           3 Years           5 Years           10 Years
                  ------           ---------         -------           --------
                  $144               $447              $772              $1,692

                                HOW TO BUY SHARES

Initial Purchase

     The minimum initial investment in the Fund is $25,000 ($1,500 for qualified retirement accounts and medical savings accounts). Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

     BY MAIL - To be in proper form, your initial purchase request must include:

     o A completed and signed investment application form (which accompanies this Prospectus);

     o    A check made payable to the Fund;

     o The initial check should have the same address as the application.

     Mail the application and check to:

     U.S. MAIL:                                  OVERNIGHT:
     Monteagle Large Cap Growth Fund             Monteagle Large Cap Growth Fund
     c/o Unified Fund Services, Inc.             c/o Unified Fund Services, Inc.
     P.O. Box 6110.....                          431 North Pennsylvania Street
     Indianapolis, Indiana 46206-6110            Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 272-9746 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         U.S. Bank, N.A. ABA #0420-0001-3..
         Attn: Monteagle Large Cap Growth Fund
         D.D.A.# 821637709
         Fund Name ______________________   (write in fund name)
         Account Name ___________________   (write in shareholder name)
         For the Account # _________________(write in account number)

     You must provide a signed application to Unified Fund Services, Inc., the transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

ADDITIONAL INVESTMENTS

     You may purchase additional shares of the Fund (subject to a $500 minimum) by mail, wire or automatic investment. Each additional mail purchase request must contain:

     o    Your name

     o    The name of your account(s),

     o    Your account number(s),

     o    The name of the Fund

     o    A check  made  payable to the Fund
Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

HOW TO EXCHANGE SHARES

     As a shareholder in the Fund, you may exchange shares valued at $25,000 or more for shares of any other Monteagle Fund. You may call the transfer agent at
(877) 272-9746 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received in good order prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) will be processed at the next determined net asset value ("NAV") as of the close of business on the same day. -4-

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the fund in which shares are being purchased before you make an exchange. The Funds reserve the right to terminate or modify the exchange privilege at any time.

OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in any Monteagle Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Monteagle Funds. Checks must be made payable to the Fund; the Fund does not accept third party checks.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                              Overnight:
         Monteagle Large Cap Growth Fund         Monteagle Large Cap Growth Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
         P.O. Box 6110.....                      431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

     Your requests for redemption must include your letter of instruction, including the Fund name, account number, account names(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at
(877) 272-9746 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 272-9746. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for redemption please call the transfer agent at (877) 272-9746. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by the Board of Trustees. When determining fair value, factors considered include the type of security, the nature of restrictions on disposition of the security, constant date of purchase, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

TAXES

     In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Fund. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to Northstar Capital Management, Inc. Nashville Capital was formed in 1986 and, as of September 30, 2002, managed assets of approximately $86.3 million for financial institutions. For the fiscal year ended August 31, 2002, the Fund paid the investment manager a fee equal to 1.01% of the Fund's average daily net assets.

     The investment manager pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses, and Rule 12b-1 expenses, if any.

In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds expenses, except those specified above, are paid by the investment manager. The investment manager (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     The investment manager has retained Northstar Capital Management, Inc. ("Northstar"), 4400 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida 33410, to serve as the adviser to the Fund. The firm was founded in 2000 and serves institutional and non-institutional clients through its separate account management services. As of June 30, 2003, the firm had approximately $550 million in assets under management. H. Kent Mergler, CFA, CIC, president of Northstar, and Stephen K. Mergler, JD, vice president of Northstar, are primarily responsible for the day-to-day management of the Fund. From 1992 until 2000, H. Kent Mergler was a managing partner and portfolio manager of Loomis, Sayles & Company, L.P., an investment advisory firm. From 1997 until 2000 Stephen K. Mergler was a vice president and portfolio manager of Loomis, Sayles & Company, L.P. For its services, Nashville Capital will pay Northstar an annual fee equal to 0.50% of the Fund's average daily net assets. Northstar has agreed to waive its annual fee until the earlier of the month-end attainment of $10 million in assets in the Fund or March 1, 2004. Prior to September 1, 2003, Howe & Rusling, Inc. served as the Fund's adviser and was entitled to receive an annual fee of 0.40% of the Fund's average daily net assets up to $25 million (with reduced fees above $25 million) from Nashville Capital for its services.

THE ADVISER'S PRIOR PERFORMANCE

     Northstar manages accounts with investment objectives, policies and strategies substantially similar to those of the Fund. The performance of those accounts appears below. The data is provided to illustrate past performance of the adviser in managing such accounts, as compared to the S&P 500 Stock Index.

     The performance of the accounts managed by the adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, availability of cash for new investments and the private character of accounts compared with the public character of the Fund. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.

                             AVERAGE ANNUAL RETURNS1
                       FOR THE PERIODS ENDED JUNE 30, 2003

                                         Northstar
                                                                  S&P 500
                                      Managed Accounts2         Stock Index3

        One Year                          -8.05%                  0.28%
        Three Years                      -10.99%                -11.16%
        Five Years                         1.39%                 -1.60%
        Ten Years                         11.63%                 10.02%

                              ANNUAL TOTAL RETURNS
                                AS OF DECEMBER 31

                                           Northstar
                                                                    S&P 500
                                        Managed Accounts2         Stock Index3

        2002                               -22.77%                -22.15%
        2001                               -13.49%                -11.88%
        2000                                 1.74%                 -9.10%
        1999                                18.44%                 16.33%
        1998                                50.36%                 20.47%
        1997                                33.96%                 30.73%
        1996                                25.67%                 21.00%
        1995                                31.63%                 34.73%
        1994                                -6.42%                  0.80%
        1993                                 2.30%                 12.20%

1 Average Annual Returns for the Northstar Managed Accounts and the S&P 500 Stock Index are calculated using calculations that differ from the standardized SEC calculation.

2 Prior to July 1, 2000, the principals and employees of Northstar were employees of the Palm Beach Gardens, Florida office of Loomis, Sayles & Company, L.P. Effective July 1, 2000, Northstar acquired the business of the Palm Beach Gardens, Florida office of Loomis, Sayles & Company, L.P. The principals and employees were responsible for operating the Florida office of Loomis, Sayles & Company, L.P. since it was established in January 1992, and they continue to be responsible for the performance of the Northstar Managed Accounts.

The adviser's performance figures reflect the use of time-weighted cash flow annualized total returns for the adviser's equity accounts having objectives substantially similar to the Fund. Performance for periods of less than one year is not annualized. Security valuations are on a trade date basis and accrual accounting is used for interest and dividends. Performance figures reflected are net of all expenses, including transaction cost, commissions, and management fees. The Fund's fees are typically higher than those paid by the accounts in the composite. Returns would have been lower if the accounts paid these higher fees. Results include the reinvestment of dividends and capital gains. Complete performance presentation notes are available from the investment manager on request.

3 The S&P 500 Stock Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index was developed with a base level of 10 for the 1941-43 base period. Returns for the S&P 500 Stock Index assume the reinvestment of dividends and capital gains and do not reflect the deduction of transaction costs or expenses, including management fees.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the financial performance of the Monteagle Large Cap Growth Fund (formerly the Monteagle Large Cap Fund) since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended August 31 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's audited financial statements, are included in the Fund's annual report. The information for the semi-annual period ended February 28, 2003 is unaudited. The annual and semi-annual reports are available upon request.


                                               Six months ended              Year                Year          For the Period
                                                Feb. 28, 2003               Ended               Ended               Ended
                                                 (Unaudited)            Aug. 31, 2002       Aug. 31, 2001       Aug. 31, 2000   (c)
                                            -----------------------  ------------------------------------------------------------

Selected Per Share Data

Net asset value, beginning of period        $4.62                     $6.70               $9.92                  $10.00
                                            -----------------------  ------------------------------------------------------------
Income from investment operations

  Net investment income (loss)               0.00                    (0.02)               (0.03)                    0.01
  Net realized and unrealized gain (loss)
                                            (0.40)                   (2.06)               (3.19)                   (0.09)
                                            -----------------------  ------------------------------------------------------------
Total from investment operations
                                            (0.40)                   (2.08)               (3.22)                   (0.08)
                                            -----------------------  ------------------------------------------------------------
Less Distributions to shareholders:

  From net investment income                 0.00                     0.00                 0.00                     0.00

  From net realized gain                     0.00                     0.00                 0.00                     0.00
                                            -----------------------  ------------------------------------------------------------

Total distributions                          0.00                     0.00                 0.00                     0.00
                                            -----------------------  ------------------------------------------------------------



Net asset value, end of period              $4.22                     $4.62               $6.70                    $9.92
                                            =======================  ============================================================

Total Return                                (8.66)%(b)                (31.04)%            (32.44)%                 (0.80)%(b)

Ratios and Supplemental Data

Net assets, end of period (000)             $3,802                    $6,661               $9,968                   $12,820
Ratio of expenses to average net assets
                                            1.24% (a)                  1.03%                1.26%                    1.27% (a)
Ratio of net investment income to
   average net assets
                                          (0.08)% (a)                (0.26)%               (0.44)%                   0.10% (a)

Portfolio turnover rate                     8.60%                     86.74%                70.04%                   68.00%

(a) Annualized.
(b) For periods of less than a full year, total return is not annualized. (c) January 18, 2000 (Commencement of Operations) through August 31, 2000.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. The annual report contains management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest fiscal year end.

     Call the Fund at (877) 272-9746 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-09541